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                                                                       EXHIBIT F

          SECURITY AGREEMENT dated as of May 11, 1995, made by SUPERIOR TELETEC INC., a Georgia corporation (together with its successors, the "GRANTOR"), to NOMURA INTERNATIONAL TRUST COMPANY ("NOMURA TRUST"), as agent (together with its successors and assigns, the "COLLATERAL AGENT") for the purchasers (the "PURCHASERS") parties to the Note Purchase Agreement (as hereinafter defined).

          PRELIMINARY STATEMENTS:

          (1) The Purchasers and the Collateral Agent have entered into a Note Purchase Agreement dated as of May 10, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "NOTE PURCHASE AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with the Grantor, The Alpine Group, Inc. and Superior Cable Corporation. The Grantor will receive all of the proceeds of the Notes under the Note Purchase Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement.

          (2) The Grantor is the owner of the shares (the "PLEDGED SHARES") of stock described in Schedule I hereto and issued by the corporation named therein.

          (3) It is a condition precedent to the purchase of Notes by the Purchasers under the Note Purchase Agreement that the Grantor shall have made the pledge and granted the security interest contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase Notes under the Note Purchase Agreement, the Grantor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Purchasers as follows:

          SECTION 1. PLEDGE, ASSIGNMENT AND GRANT OF SECURITY. The Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of the Purchasers, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of the Purchasers a security interest in, all of the Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired (the "COLLATERAL"):

          (a) all equipment in all of its forms, wherever located, now or hereafter existing (including but not limited to all machinery, specialty tools and parts, motor vehicles, material handling equipment and all manuals, computer programs, data bases and other materials relating to the use of any equipment), all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");

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          (b)  all inventory in all of its forms, wherever located, now or hereafter existing (including but not limited to (i) all merchandise and raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,
     (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), and (iii) goods which are returned to or repossessed by the Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

          (c) all accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such obligations (the "AGREEMENT COLLATERAL"), including without limitation

               (i) all rights of the Grantor to receive moneys due and to become due under any such obligations (the "RECEIVABLES"),

               (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any such obligations,

               (iii) claims of the Grantor for damages arising out of or for breach of or default under any of such obligations and

               (iv) the right of the Grantor to terminate any such obligations, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (d)  all of the following (the "SECURITY COLLATERAL"):

               (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

               (ii) all additional shares of stock of any issuer of the Pledged Shares, or of any corporation which is the successor of any such issuer, and any securities exchangeable for, or convertible into, shares of stock of any such issuer, from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash,

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          instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (e) all certificates of deposit (whether or not negotiable or transferable), deposit accounts, securities (whether certificated or uncertificated), investment accounts and cash, whether now or hereafter existing; and

          (f) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (e) inclusive of this Section 1) and, to the extent not otherwise included, all

               (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and

               (ii) cash.

          SECTION 2. SECURITY FOR THE GRANTOR OBLIGATIONS. This Agreement secures the payment of all Obligations (as defined in the Note Purchase Agreement) of the Grantor now or hereafter existing. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Grantor to the Collateral Agent or the Purchasers under the Note Purchase Agreement, the Notes, the Security Documents (including this Agreement) or any other Related Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.

          SECTION 3. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,

          (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

          (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

          (c) neither the Collateral Agent nor any Purchaser shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any Purchaser be obligated to

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     perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 10(a). For the better perfection of the Collateral Agent's rights in and to the Security Collateral, the Grantor shall forthwith, upon the pledge of any Security Collateral hereunder, cause such Security Collateral to be registered in the name of such nominee or nominees of the Collateral Agent as the Collateral Agent shall direct, subject only to the revocable rights specified in Section 10(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

          (a) All of the Equipment and Inventory are located at the places specified in Schedule II hereto. The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables and the originals of all chattel paper that evidence Receivables are located at its address specified in
     Section 20. None of the Receivables or other Contractual Obligations is evidenced by a promissory note or other instrument.

          (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and as permitted under the Note Purchase Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement. The Grantor has no trade names other than those identified in Schedule IV.

          (c) Except for Inventory consigned to Persons identified in Schedule III, the Grantor has exclusive possession and control of the Equipment and Inventory. Each Person (other than the Person identified in item 3 of Schedule III), and each creditor thereof having a security interest in the goods thereof, has acknowledged the

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     seniority of the Lien created hereunder in such consigned Inventory pursuant to a letter substantially in the form attached hereto as Exhibit
     1. The aggregate Fair Market Value of all Inventory consigned to all consignees is less than $400,000 and the aggregate Fair Market Value of all Inventory consigned to the Person identified in item 3 of Schedule III is less than $30,000.

          (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof indicated on
     Schedule I.

          (f) This Agreement and the pledge of the Security Collateral pursuant hereto create a valid and perfected first-priority security interest in the Collateral, except as otherwise permitted in the Note Purchase Agreement, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (h) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for

               (i) the pledge by the Grantor of the Security Collateral pursuant to this Agreement, for the grant by the Grantor of the assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor,

               (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first-priority nature of such pledge, assignment and security interest except those permitted in Section 10.2 of the Note Purchase Agreement) or

               (iii) the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally).

          (i) The Inventory has been produced by the Grantor in compliance in all material respects with all requirements of the Fair Labor Standards Act.

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          (j)  There are no conditions precedent to the effectiveness of this
     Agreement that have not been satisfied or waived.

          (k) The Grantor has, independently and without reliance upon the Collateral Agent or any Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

          (l) The Grantor's tax-identification number is 58-163-0822 and its mailing address is 150 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339.

          SECTION 6.  FURTHER ASSURANCES.

          (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will:

          (i) mark conspicuously each document included in the Inventory and each chattel paper included in the Receivables, the Agreement Collateral and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Agreement Collateral or Collateral is subject to the pledge, assignment and security interest granted hereby;

          (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper or shall be a certificated security, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

          (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby; and

          (iv) in the event enter into any supply agreements in the future, cause any other party thereto to enter into a consent agreement reasonably acceptable in form

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     and substance to the Purchasers and the Collateral Agent pursuant to the
     Security Documents (including this Agreement).

          (b) The Grantor authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (d) Not later than the 120th day after the end of each of its fiscal years, beginning with its fiscal year ending April 30, 1996, the Grantor, at the Grantor's expense, will deliver to the Collateral Agent an opinion of counsel, reasonably acceptable to the Required Purchasers, either stating that in the opinion of each such counsel such action has been taken with respect to any recording, filing, re-recording and refiling in respect of any Security Document to which the Grantor is a party as is necessary to maintain the lien and security interest of such Security Document, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such opinion of counsel shall also state such actions as may be necessary or appropriate in order to obtain and maintain a perfected security interest in or other Lien on the Collateral, if such actions are other than as provided in the applicable Security Document, or shall state that no such actions shall be necessary or appropriate other than as provided in the applicable Security Document.

          (e) The Grantor shall not hold any Property referred to in clause (a) of the definition of Cash Equivalents in Section 1 of the Note Purchase Agreement except in one or more investment accounts maintained with Trust Company Bank in the manner described in such definition.

          (f) If the Grantor shall enter into any supply contract described in the letter agreement dated May 11, 1995 between the Grantor, the Parent and the Canadian Subsidiary and Alcatel NA Cable systems Inc. ("ALCATEL") and Alcatel Canada Wire Inc., at the time at which it enters into such supply contract it shall cause the other parties thereto to consent, in a manner in form and substance reasonably satisfactory to the Required Purchasers, to the grant of a security interest in the Grantor's right and benefits therein pursuant to this Agreement.

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          SECTION 7.  AS TO EQUIPMENT AND INVENTORY.

          (a) The Grantor shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 5(a) or, upon 30-days' prior written notice to the Collateral Agent, at such other places in jurisdiction where all action required by Section 6 shall have been taken with respect to the Equipment and Inventory.

          (b) The Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. The Grantor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Equipment.

          (c) The Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except for taxes, assessments, charges and levies being contested diligently in good faith and by appropriate proceedings as to which adequate book reserves have been established with respect thereto in accordance with GAAP and neither the Grantor's title to nor its right to use such Equipment or Inventory is materially adversely affected by such nonpayment. In producing the Inventory, the Grantor shall comply in all material respects with all requirements of the Fair Labor Standards Act.

          (d) The Grantor shall not consign Inventory to any Person other than those identified in Schedule III and shall not permit the Fair Market Value of all consigned Inventory to exceed $400,000 or the Fair Market Value of all Inventory consigned to the Person identified in item 3 of Schedule III to exceed $30,000.

          SECTION 8. INSURANCE. The Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as are provided in
Section 9.4 of the Note Purchase Agreement. The Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6 and cause the insurers to acknowledge notice of such assignment.

          SECTION 9.  PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.

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          (a)  The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables and other Collateral and the originals of all chattel paper that evidences Receivables, at the location therefor specified in Section 5(a) or, upon 30 days' prior written notice to the Collateral Agent, at any other locations in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Collateral Agent's direction, shall take) such action as the Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Receivables; PROVIDED that the Collateral Agent shall have the right at any time, in the event that the Collateral Agent in good faith believes that the prospect of payment of the Obligations in the normal course, or the performance of collection of the Receivables, is impaired and upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Collateral Agent referred to in the PROVISO to the preceding sentence,

          (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (A) released to the Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided by Section 15(b), and

          (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

          SECTION 10.  VOTING RIGHTS; DIVIDENDS; ETC.

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          (a)   So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

          (i) The Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note Purchase Agreement; PROVIDED that the Grantor shall not exercise or refrain from exercising any such right if, in the Collateral Agent's judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

          (ii) The Grantor shall be entitled to receive and retain any and all dividends paid in respect of the Security Collateral, PROVIDED that any and all

               (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

     shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

          (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

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          (b)  Upon the occurrence and during the continuance of an Event of
Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

          (i) All rights of the Grantor (A) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to the Grantor by the Collateral Agent, cease and (B) to receive the dividends payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends.

          (ii) All dividends which are received by the Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          SECTION 11.   TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

          (a) The Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except Inventory in the ordinary course of business, or
(ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

          (b) The Grantor will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          SECTION 12. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Collateral Agent as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, at the Grantor's expense, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 8 of the Note Purchase Agreement,

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                                       12


          (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

          (c) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith, and

          (d) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any agreement included in the Agreement Collateral or the rights of the Collateral Agent with respect to any of the Collateral.

          SECTION 13. COLLATERAL AGENT MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor under
Section 15(b).

          SECTION 14.  THE COLLATERAL AGENT'S DUTIES.

          (a) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Collateral Agent or any Purchaser has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Nomura Trust accords its own property. In no event shall the Collateral Agent have any liability in respect of the Collateral, except in case of gross negligence or willful misconduct on its part.

          (b) The Collateral Agent shall have no obligation to take any action permitted to be taken by it hereunder, except at the express written direction of the Required Purchasers.

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                                       13


          SECTION 15. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "CODE") (whether or not the Code applies to the affected Collateral), and also may

               (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable.

          The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10-days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 17) in whole or in part by the Collateral Agent for the ratable benefit of the Purchasers against, all or any part of the Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Collateral Agent may exercise any and all rights and remedies of the Grantor under or in connection with any Agreement Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any obligation under the Agreement Collateral.

          (d) All payments received by the Grantor under or in connection with any Agreement Collateral or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

          SECTION 16. REGISTRATION RIGHTS. If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 12, the Grantor agrees that, upon request of the Collateral Agent, the Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold, and the directors and officers thereof, to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Collateral Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law. The Grantor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent or the Purchasers by reason of the failure by the Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with this Section.

          SECTION 17. INDEMNITY AND EXPENSES. (a) The Grantor will indemnify the Collateral Agent from and against any and all claims, losses and liabilities (including attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct.

          (b) The Grantor will upon demand pay to the Collateral Agent the amount of any and all expenses, including the fees and expenses of its counsels and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Purchasers hereunder or
(iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 18. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 19. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Grantor, at its address specified in the Note Purchase Agreement, and if to the Collateral Agent, at its address specified in the Note Purchase Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

          SECTION 20. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER NOTE PURCHASE AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the later of (A) the payment in full of the Obligations and all other amounts payable under this Agreement and (B) the date on which the Maximum Aggregate Revolving Commitment shall be equal to zero (without possibility of reinstatement),

          (b)  be binding upon the Grantor, its successors and assigns and

          (c) inure to the benefit of, and be enforceable by, the Collateral Agent, the Purchasers and their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), any Purchaser may assign or otherwise transfer all or any portion of its rights and obligations under the Note Purchase Agreement (including without limitation all or any portion of its Maximum Revolving Commitment and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Purchaser herein or otherwise, subject, however, to the provisions of Section 16 of the Note Purchase Agreement. Upon the later of the payment in full of the Obligations and all other amounts payable under this Agreement and the date on which the Maximum Revolving Amount shall be equal to zero, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

          SECTION 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK , EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note Purchase Agreement, terms used in
Article 9 of the Code are used herein as therein defined.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              SUPERIOR TELETEC INC.



                              By
                                ----------------------------
                                Title:

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE STATED

NOMURA INTERNATIONAL TRUST
COMPANY, as Collateral Agent



By
  ---------------------------------
  Title:

                                                                      SCHEDULE I



- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percentage of
                                                        Stock Certificate                          Number          Outstanding
          Stock Issuer              Class of Stock            No(s).            Par Value        of Shares            Shares
          -----------               --------------      -----------------       ---------        ---------         -------------


Superior Cable Corporation
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------


                                                                     SCHEDULE II




LOCATIONS OF EQUIPMENT:








LOCATIONS OF INVENTORY:

                                                                    SCHEDULE III



CONSIGNEES OF INVENTORY: